Exhibit 99.1

Unlocking the potential of one of the largest undeveloped arctic energy basins. Exploration of the Jameson Land Basin in East Greenland through modern technology, strategic partnerships⁴, and near - term drilling catalysts³. The basin has an independent estimate of up to approximately 13.0 billion barrels of gross un - risked 3U prospective recoverable oil.² Sources: ² ³ ⁴

This presentation contains “forward - looking statementsˮ within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained herein other than statements of present or historical fact, including statements regarding Greenland Energy Companyʼs (the “Companyˮ) future financial performance, business strategy, operations, financial position, estimated revenues and losses, projected costs, prospects, plans, management objectives, expected benefits of the Companyʼs recent business combination, exploration plans, drilling activities, timing, capital needs, financing plans, regulatory approvals, prospective resources and planned OPW - 1 and OPW - 6 activities, are forward - looking statements. Forward - looking statements are generally identified by words such as “believe,ˮ “may,ˮ “will,ˮ “estimate,ˮ “continue,ˮ “anticipate,ˮ “intend,ˮ “expect,ˮ “should,ˮ “would,ˮ “plan,ˮ “project,ˮ “forecast,ˮ “potential,ˮ “predictˮ or similar expressions, although not all forward - looking statements contain such identifying words. These statements are based on managementʼs current expectations, assumptions and beliefs, are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and beyond the Companyʼs control, that could cause actual results to differ materially. Factors that could cause actual results to differ materially include, among others, exploration and geological risks, including the Companyʼs development - stage status, limited operating history, lack of revenues or proved reserves, uncertainty in prospective resource estimates, limited seismic data, geological complexity, lack of prior commercial discovery in the basin and high - cost frontier exploration; operational and environmental risks, including remote Arctic operations, extreme weather, limited infrastructure, seasonal access windows, drilling hazards, environmental releases, climate change scrutiny and reliance on third - party contractors; regulatory and political risks, including the Companyʼs drilling restrictions, grandfathered license limitations, permitting requirements, geopolitical developments and potential forfeiture of working - interest rights if drilling milestones are not met; and financial and capital risks, including significant capital needs, commodity price volatility, long development timelines, going - concern uncertainty, energy transition risks, public company compliance costs, Nasdaq listing requirements and trading - price volatility. Recipients should review the Companyʼs SEC filings, including its Proxy Statement/Prospectus dated February 18, 2026, its most recent Form 10 - Q and subsequent filings, for a more complete discussion of risks and uncertainties. This presentation includes resource estimates, drilling targets, operational milestones, timing expectations, industry data and other estimates and assumptions, including references to prospective recoverable resources, exploration prospects and planned OPW - 1 and OPW - 6 activities . Prospective resources are inherently uncertain, have not been confirmed by drilling, do not constitute proved reserves and are not a guarantee of commercial discovery, production, revenue, cash flow or economic return . Industry and third - party data are provided for informational purposes only, and no representation is made as to their accuracy or completeness . To the extent this presentation includes non - GAAP financial measures or financial, operating or technical metrics, such measures are provided for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for, GAAP financial information or the relevant definitions, assumptions and limitations. This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase or sell any securities. Any securities offering, if made, will be made only pursuant to definitive offering documents and applicable securities laws. Recipients should consult their own advisors and conduct their own independent review, and no representation or warranty is made as to the accuracy or completeness of this presentation. Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise this presentation or any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

GREENLAND
ENERGY COMPANY

Basin-scale frontier opportunity with near-term drilling catalysts.


Arctic Ocean
Oodaaq
Kap Bridgman
SVALBARD (Norway)
Nord
Qaanaaq (Thule)
Narsaq
THU
Daneborg
Upernavik
JUV
CNP
Uummannaq
JQA
Disko
Disko Bay
Ilulissat
Aasiaat
Qasigiannguit
Kangaatsiaq
Gunnbjørn Fjeld 3694m
Denmark Strait
Sisimiut
Arctic Circle
Davis Strait
KUS
Kulusuk
Tasiilaq (Ammassalik)
Maniitsoq
JSU
Nuuk
GOH
Paamiut
Motzfeldt Sø
Ivittuut
UAK
Qaqortoq
Nanortalik
Nunaap Isua (Cape Farewell)
200
300mi
250
500km
2014
90°W
75°W
60°W
45°W
30°W
15°W
0°

Rights to Earn Basin Scale Interest
Approximately 2.1 million acres across 3 exclusive licenses covering the entire Jameson Land license position[3]

Up to 13.0 Billion Barrels
Independent engineering estimate of gross oil potential (gross un-risked 3U prospective recoverable oil.)[2]

ARCO Legacy
Historically validated hydrocarbon system studied extensively[1]

$275M+ Historic Investment[1]
Historically invested in exploration, infrastructure, logistics adjusted for today's dollars

Advancing Towards First Drilling
High-graded Phase I exploration targets with field execution underway.[2]

70% Earn-In Structure
Up to 70% basin interest upon completion of two wells[3]

OPW-1 and OPW-6 Drilling[3]
OPW-1 expected in Q3 2026; OPW-6 expected in Q4 2026.

Near-Term Catalysts
Infrastructure mobilization underway, road construction planned[4]

Sources: [1 2 3 4]

Our Team Robert Price Chief Executive Of

ﬁcer Founder of March GL 40+ years building and operating logistics and infrastructure businesses in the energy and natural resource sector. Proven track record of creating value for shareholders in private companies. Ashiq Merchant Chief Financial Ofﬁcer 25+ years of senior finance leadership in publicly listed energy companies Former BP finance executive across upstream, downstream, and international operations Expertise in reporting, controls, capital allocation, governance, risk, and U.S. public company compliance Larry G. Swets, Jr. Executive Chairman 30 years investing in and building public and private companies across several industries. Led multiple SPACs and platform companies from formation through public markets Deep expertise in capital markets, structured finance, and asset - backed platforms

GREENLAND
ENERGY COMPANY

Key Basin Metrics

Jameson Land Basin statistics & resource potential

3	**2.1 Million**	**58**	**1,800 km**	**13.0 Bn**	**$275M+**
Exclusive Licenses[2]	Approximate acres Covered by License Position[2]	Identified prospective drill sites[2]	Approximate 2D Seismic Coverage[1]	Estimated barrels Gross Un-risked 3U Prospective Recoverable Oil[2]	Historical Investment, in Today's Dollars[1]

Near-Term Execution Milestones[3]

Oct. 2025
Done
Heavy equipment mobilized by barge.

Q1 2026
In progress
Equipment in place to commence road/pad construction.

Q3 2026
Planned
Road/pad construction expected to begin; Original Planned Well 1 (OPW-1) expected.[3]

Q4 2026
Planned
OPW-6 expected.[3]

Sources: [1] [2] [3]

GREENLAND
ENERGY COMPANY

Why GLND Believes Jameson Land is Actionable Today

Current License Framework

Changing Politics

- Existing Jameson Land licenses remain valid[3]
- March GL has rights to earn working interest through funded drilling[3]
- Current plan is tied to specific near-term license execution milestones

Modern Exploration Technology

Advanced Capabilities

- Advanced seismic processing with modern algorithms
- Modern Arctic drilling capabilities and equipment
- Improved remote operations and logistics systems

Improved Arctic Accessibility

Seasonal Access

- Increasing seasonal accessibility for operations
- Expanded Arctic shipping capability and infrastructure
- Existing regional operating experience

Defined Near-Term Catalysts

Q3 2026 Target

- Infrastructure mobilization underway[4]
- Road and pad construction planned[4]
- OPW-1 drilling targeted Q3 2026[3]

Sources: [3] [4]

ARCO’s Arctic Success The 1968 discovery of the Alaskan Prudhoe Bay field, North Americaʼs largest oil field, didn't just provide resources, it also validated decades of ARCO's geological hypothesis and commitment to northern frontier exploration.¹ Strategic Persistence ARCO maintained exploration efforts in Alaska when others retreated, securing prime acreage that would later prove to be the heart of the North Slope's productivity. Geological Insight Utilizing seismic interpretation, ARCO identified the structural traps that defined the Sadlerochit formation, the primary reservoir of the field . Partnership Success The success of the exploitation of Prudhoe Bay demonstrated a model for capital - intensive frontier development that still defines industry standards. Sources: ¹

Historical Testing Between 1970 and 1990 , ARCO conducted extensive exploration and basin analysis¹ including : ● Geological mapping ● Gravity and magnetic surveys ● 2D seismic acquisition ● Surface seep analysis ● Basin modeling ARCO also identiﬁed Jameson Land as a major arctic hydrocarbon basin. ¹ ARCO’s Arctic Legacy Following the discovery and success of Prudhoe Bay, the historical exploration of Jameson Land by ARCO supports confidence in the basinʼs hydrocarbon potential² and set the stage for modern drilling targets. Test data from legacy ARCO/ENI seismic coverage continues to serve as the foundation of current day technical evaluations. Jameson Land was internally viewed as one of ARCO’s most signiﬁcant undeveloped Arctic opportunities.¹ Sources: ¹ ²

GREENLAND
ENERGY COMPANY

ARCO's development was stunted by macroeconomic constraints.

1980s

Oil Price Collapse[1]
Significant price reductions during the 1980s reduced project viability and investment returns

Historical Economic Constraints[1]
Prior development was challenged by 1980s oil-market conditions and project economics.

Corporate Restructuring[1]
Capital reductions and organizational changes limited exploration budgets

Present Day [3]

Modern Arctic Capabilities
Advanced remote operations, improved logistics, better supply chains

Defined Earn-In Framework
Existing Jameson Land licenses remain valid, and March GL may earn working interest through funded drilling milestones.[3]

Refined Targeting
Modern seismic reprocessing and precise geological targeting

Sources: [1] [3]

GREENLAND ENERGY COMPANY

Decades of Basin Validation Leading to First Modern Drilling Campaign

Project Timeline

1970s-1990
ARCO/ENI Exploration

2014-2018
White Flame Secures Basin Licenses

2021-2024
Licenses Grandfathered; 80 Mile acquires White Flame

May-Sep. 2025
March GL Earn-In Agreement

Oct. 2025-Apr. 2026
Mobilization & Public Platform Built

Oct. 2026
OPW-1 Drilling Target

1970s-2018: Early Exploration

ARCO and ENI conduct field mapping, sampling, gravity/magnetic work, and ~1,800 km of 2D seismic. ARCO builds key regional infrastructure including the still active Constable Point Airfield. Basin remains undrilled after ARCO exits Greenland.[1] In 2014, White Flame is awarded the Jameson Land licenses[3], commissions the first non-government reassessment since the 1990s, reprocesses historical 2D seismic, completes FTG/LiDAR work, and expands acreage to secure the onshore basin position.

2021-Sep. 2025: Basin Rights[3]

Greenland announces it will stop issuing new hydrocarbon exploration licenses, but White Flame's existing licenses remain valid. 80 Mile completes acquisition of White Flame and the Jameson license position, consolidating control of the three exploration/exploitation licenses. March GL agrees to fund the first two exploration wells. Structure: 50% working interest after first well completion; 70% after second well completion.

Oct. 2025-2026+: Development and drilling

Heavy equipment arrives by barge in Oct. 2025[4]. Greenland Energy forms through business combination, lists on Nasdaq as GLND, secures Stampede, Desgagnés, Halliburton[4], and closes $70M public offering[5]. First modern exploration well targeted for 2026 drilling window. Latest public financing release points to planned October 2026 drilling operations[3].

Sources: [1 3 4 5]

Geological Indicators Basin indicators, resource potential, and exploration upside. Basin Indicators¹ Surface Oil & Gas Seepages Genetic Match to North Sea Oil Systems Extensive Historical Seismic Coverage Modern Seismic Reprocessing Completed Exploration Upside Additional basin evaluation and future seismic work may expand resource understanding further. The basin represents one of the few remaining large - scale frontier hydrocarbon systems with majority basin license exposure.² ³ Resource Potential Up to 13.0 Billion Barrels² Seismic Testing Independent engineering estimates indicate up to approximately 13.0 billion barrels gross un - risked 3U prospective recoverable oil² . Modern seismic reprocessing has significantly improved image quality and structural definition. Conﬁdence Drivers ● Reprocessed seismic data ● Surface hydrocarbon indicators ● Structural interpretation Sources: ¹ ²

GREENLAND ENERGY COMPANY

Understanding 2D Seismic Mapping

Seismic Imaging Process [6]



vibrator truck
recording truck
sandstone
limestone
P
P
P

How it works [6]

- Controlled seismic sources, like vibroseis trucks, send controlled vibrations into the ground using heavy plates
- The vibrations travel through underground rock layers and reflect back when they hit geological boundaries
- Geophones record the returning signals across long survey lines
- Recording trucks collect and process the data into 2D subsurface images of the basin
- These images help geologists identify structures that can trap hydrocarbons, such as faults and anticlines
- Seismic data improves confidence by mapping likely reservoir zones and reducing uncertainty before drilling
- While it cannot directly confirm oil, it greatly improves the probability of selecting productive drilling targets

Existing Basin Coverage

Extensive seismic survey has already been completed approximately 1,800 km of seismic data[1], covering the majority of the Jameson Land Basin. Modern reprocessing has improved structural interpretation and helped identify prospective drilling targets, but drilling is required to confirm hydrocarbons and commerciality.

Sources: [1] [6]

Proposed Well Locations OPW - 1 ● Initial well estimated at $40m cost OPW - 6 ● Second well estimated at $20m cost *Example lo c ations. Sources: ² ³

GREENLAND
ENERGY COMPANY

Infrastructure & Logistics

Historical Investment

$275M+
Total past investment, in today's dollars[1]

2.1 Million Acres
Approximate undeveloped land[2]

58 Identified Prospects
Of potential hydrocarbon hotspots[2]

Investments in:

- Seismic Field Studies
- Airport Construction
- Housing Facilities
- Logistics Infrastructure
- Equipment Staging
- Operational Planning

Current Mobilization

- Equipment Transport underway
- Beach landing operations planned
- 3 Mile Inland Road Construction planned
- Rig mobilization in progress


SEDNA DESGAGNÉS
NO SMOKING

Sources: [1] [2]

GREENLAND
ENERGY COMPANY

2025-2026 Operations Timeline

Apr.-Sep. 2025
Farm-Out Agreement

Oct. 2025
Initial Equipment Landing

Mar. 2026
GLND Public Listing

Mar.-Apr. 2026
Execution Partners Secured

Q2-Q3 2026
Procurement and field readiness

Q3/Q4 2026
OPW-1 Drilling Window

2025: Farm-Out and Initial Mobilization

March GL enters the farm-out agreement to fund the first two exploration wells and earn up to 70%[3] working interest in Jameson Land. Initial heavy equipment is delivered to East Greenland to begin preparing the beach landing, access road, drill pad, and field logistics.[4]

Early to Mid 2026: Public Platform and Execution Partners

Greenland Energy becomes a public company trading on Nasdaq as GLND, creating the platform[5] for the 2026 drilling campaign. The company secures key execution partners[4], including Stampede for drilling, Desgagnés for Arctic logistics, and Halliburton for integrated services and well planning.

2026+: Field Readiness and First Drilling

Long-lead procurement, sealift planning, road/pad construction, and field readiness advance ahead of the first modern exploration well. OPW-1 is targeted for the 2026 drilling window, with OPW-6 currently positioned as the planned second well.[3]

Sources: [3 4 5]

How Basin Ownership is Earned Through Execution GLND funds: First exploration well ($40M)³ Second exploration well ($20M)³ 50% Interest earned across Jameson Land license position³ 70% Interest earned across Jameson Land license position³ Exploration drilling expands geological understanding and strategic basin value regardless of commercial outcome.³ Sources: ³

Economic Potential Potential Advantages Large basin with large oil potential² North Atlantic Margin Basin Large - scale oil exposure if commercial discovery is achieved Modern Arctic operating efﬁciencies⁴ Advances in:⁴ ● Remote operations ● Ice - class shipping ● Modular infrastructure ● Arctic logistics *AI generated illustrative image; not an actual project site, rig, or operating asset. Sources: ² ⁴

Experienced Operators & Partners Developed in partnership with operational and service providers with proven Arctic and frontier exploration capabilities Halliburton, IPT, and Stampede Drilling are mobilizing their personnel and equipment⁴ to Optimally Positioned Wells (OPW - 1 and OPW - 6)³ ● Halliburton is acting as logistics and service provider. ● IPT Well Solutions is acting as engineering partner. ● Stampede is acting as drilling operations partner. Sources: ³ ⁴

Arctic energy exploration - One of the last true industrial frontiers. Why Greenland Energy Majority basin ownership exposure³ Historically validated hydrocarbon presence¹ Signiﬁcant resource potential² Modern drilling catalysts approaching³ ⁴ Fully funded initial exploration budget for two - well program³ ⁵ Deﬁned earn - in license framework³ Sources: ¹ ² ³ ⁴ ⁵

Unlocking the potential of one of the largest undeveloped arctic energy basins. greenlandenergyco.com | @GL_Energy_Co | Greenland Energy Company NASDAQ: GLND

GREENLAND ENERGY COMPANY

Sources Cited

[1] Historical ARCO / Legacy Exploration
- Pelican EGM Proxy
- Nasdaq Business Combination Completion
- Nasdaq $70M Offering Closing
- Oilfield Technology article
- BLS Inflation Calculator
- What is Prudhoe Bay?
- ARCO strikes oil at Prudhoe Bay
- Greenland's Untested Oil Basin Could Be the Next Big Discovery

[2] Resource Estimate / Basin Scale
- Prospectus
- S-1
- Oilfield Technology article

[3] Earn-In / License Terms / Drilling Plan / Timeline
- Prospectus
- S-1
- Pelican EGM Proxy

[4] Partners / Mobilization / Field Readiness
- Prospectus
- Nasdaq Stampede Rig Agreement
- GlobeNewswire Halliburton Agreement
- Nasdaq $70M Offering Closing

[5] Transaction / Public Platform / Financing
- Nasdaq Business Combination Completion
- Nasdaq $70M Offering Closing
- Prospectus

[6] 2D Seismic Background / Educational Explanation
- MIT 2D Seismic Background

Image Sources Slide 3 https://ian.macky.net/pat/map/arct/arct.html Slide 7 https://www.usgs.gov/media/images/landsat - 9 - image - prudhoe - bay - alaska Slide 8 https://commons.wikimedia.org/wiki/File:Earth_from_Space - _Liverpool_Land,_Greenland_ESA24716944.tiff Slide 12 https://web.mit.edu/12.000/www/finalpresentation/experiments/geology2.html Slide 13 https://commons.wikimedia.org/wiki/File:Jameson_Land_topography.png Slide 19 https://www.mrt.com/business/oil/article/baker - hughes - drilling - activity - continues - rise - 17926155.php This deck contains AI - generated image created using Google Gemini on slides 1, 2, 4, 17, 19, and 20. Used for illustrative and conceptual purposes only. The images do not depict actual Greenland Energy Company equipment, contractors, drilling locations, operational status, infrastructure, or field conditions. No representation is made that any of these images reflect current or future site conditions. Google does not endorse this presentation.